NUVEEN CORE EQUITY ALPHA FUND

(NYSE: JCE)

SUPPLEMENT DATED JUNE 26, 2020

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED NOVEMBER 25, 2019, AS AMENDED MARCH 24, 2020

The Board of Trustees of Nuveen Core Equity Alpha Fund (the “Fund”) approved certain changes to the Fund’s sub-advisory arrangements with Nuveen Asset Management, LLC and Intech Investment Management LLC, subject to shareholder approval. If approved as proposed, Nuveen Asset Management, which is currently responsible for managing the Fund’s options overwrite strategy, would also assume portfolio management responsibilities for the Fund’s equity portfolio. Further, the sub-advisory agreement with Intech Investment Management, which is currently responsible for managing the Fund’s equity portfolio, would be terminated. The Board also approved changes to certain investment policies in connection with the hiring of Nuveen Asset Management for the Fund’s equity portfolio.

More information on the proposal will be provided to shareholders of record of the Fund in the near future.

PLEASE KEEP THIS WITH YOUR FUND’S

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE